UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2011

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

1710 SAIC Drive, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2011, the Board of Directors of SAIC, Inc. adopted an amendment to our bylaws to provide for majority voting for the election of directors in uncontested elections. In an uncontested election, nominees must receive more “for” than “against” votes to be elected. Abstentions are not counted as votes cast. As provided in our bylaws, a “contested election” is one in which the number of nominees exceeds the number of directors to be elected. In a contested election, directors will be elected by a plurality of the votes cast.

The foregoing summary of the bylaw amendment is subject to and qualified in its entirety by reference to the text of our amended and restated bylaws, which are included as Exhibit 3.1 to this report and are incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Amended and Restated Bylaws of SAIC, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Date: March 31, 2011	SAIC, INC.
	By:	/s/ VINCENT A. MAFFEO
Vincent A. Maffeo
	Its:	Executive Vice President and General Counsel

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